SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



 Date of report (Date of earliest event reported):  December 23, 2002




                    JONES LANG LASALLE INCORPORATED
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                     001-13145              36-4150422
------------------------    --------------------        ---------------
(State or other juris-      (Commission File            (IRS Employer
diction of incorporation    Number)                     Identification
or organization)                                        No.)




     200 East Randolph Drive, Chicago, IL                  60601
     ------------------------------------               ----------
    (Address of principal executive office)             (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)













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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

     The following exhibit is included with this Report:


     EXHIBIT 99.1 Press release dated December 20, 2002 issued by Jones Lang LaSalle Incorporated.



ITEM 9. REGULATION FD DISCLOSURE

On December 20, 2002, Jones Lang LaSalle issued a press release announcing its acquisition of the minority interest in the joint venture company Jones Lang LaSalle Asset Management Services, which since 2000 has exclusively provided Asset Management Services for all Skandia Life properties in Sweden. As of January 2003, the now wholly owned company will change its name to Jones Lang LaSalle AB. The purchase price of the minority interest is approximately $ 1 million, a discount to the carrying value of interest.

As a result, the Company will most likely realize a gain in 2002 of approximately $300,000.00.


NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this filing may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Jones Lang LaSalle's actual results, performance, achievements, plans and objectives to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any changes in events or circumstances or in its expectations or results.
























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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 23, 2002          JONES LANG LASALLE INCORPORATED



                                  By:    /s/ Lauralee E. Martin
                                         ------------------------------

                                  Name:  Lauralee E. Martin

                                  Title:  Executive Vice President
                                         and Chief Financial Officer


















































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EXHIBIT INDEX
-------------




Exhibit 99.1     Press release dated December 20, 2002 issued by
                 Jones Lang LaSalle Incorporated.